UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 30, 2005

                  Citibank (South Dakota), National Association
                                  on behalf of
                       Citibank Credit Card Master Trust I
          (Issuer in respect of the Citibank Credit Card Master Trust I
       7.25% Class A Credit Card Participation Certificates, Series 1994-2
       7.50% Class B Credit Card Participation Certificates, Series 1994-2 Floating Rate Class A Credit Card Participation Certificates, Series 1996-6 Floating Rate Class B Credit Card Participation Certificates, Series 1996-6 Floating Rate Class A Credit Card Participation Certificates, Series 1997-4 Floating Rate Class B Credit Card Participation Certificates, Series 1997-4
       6.05% Class A Credit Card Participation Certificates, Series 1998-2 6.20% Class B Credit Card Participation Certificates, Series 1998-2
      5.875% Class A Credit Card Participation Certificates, Series 1999-2 6.150% Class B Credit Card Participation Certificates, Series 1999-2
       6.10% Class A Credit Card Participation Certificates, Series 1999-5
       6.30% Class B Credit Card Participation Certificates, Series 1999-5
               Credit Card Participation Certificate, Series 2000
                       (collectively, the "Certificates"))
               (Exact name of registrant as specified in charter)

      United States of America                       46-0358360
    (State or other jurisdiction        (I.R.S. Employer Identification No.)
          of incorporation)

      33-41055, 33-43576, 33-62180, 33-77802, 33-84834, 33-97664, 33-99328,
      333-38803, 333-80743, 333-52984, 333-91326, 333-103013 and 333-121228
                            (Commission File Numbers)

         701 East 60th Street, North
          Sioux Falls, South Dakota                            57117
    (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (605) 331-2626

  (Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01     Other Events.

     The following information relates to the credit card receivables owned by Citibank Credit Card Master Trust I and the related credit card accounts. Some of the terms used herein are used as defined in the Glossary of Terms at the end of this Report.

Loss and Delinquency Experience

         The following table sets forth the loss experience for cardholder payments on the credit card accounts for each of the periods shown. The loss experience set forth in the following table has not been adjusted to reflect the experience of the accounts added to the master trust in a lump addition on November 26, 2005. See "Recent Lump Additions and Removal" below. If the November lump addition accounts were reflected, the loss experience set forth in the table below would not be materially different.

         Losses consist of write-offs of principal receivables. These losses are presented below on a cash basis. The Net Loss percentage calculated for each period below is obtained by dividing Net Losses by the Average Principal Receivables Outstanding multiplied by a fraction, the numerator of which is the total number of days in the applicable calendar year and the denominator of which is the total number of days in the trust monthly reporting periods for the applicable period (365/273 for the nine months ended September 27, 2005, and 366/368, 365/365 and 365/365 for the years ended December 28, 2004, December 31, 2003 and December 31, 2002, respectively).

         If accrued finance charge receivables that have been written off were included in losses, Net Losses would be higher as an absolute number and as a percentage of the average of principal and finance charge receivables outstanding during the periods indicated. Average Principal Receivables Outstanding is the average of principal receivables outstanding during the periods indicated. There can be no assurance that the loss experience for the receivables in the future will be similar to the historical experience set forth below.

                        Loss Experience for the Accounts
                             (Dollars in Thousands)

                        Nine Months Ended  Year Ended   Year Ended   Year Ended
                          September 27,   December 28, December 31, December 31,
                              2005           2004         2003         2002
                              ----           ----         ----         ----
Average Principal
  Receivables Outstanding ... $76,397,042  $76,750,306  $75,707,275  $64,285,548

Net Losses ..................  $3,085,362   $4,586,941   $4,746,884   $3,588,849

Net Losses as a Percentage
  of Average Principal
  Receivables Outstanding ...       5.40%        5.94%        6.27%        5.58%


         Net losses as a percentage of gross charge-offs for the nine months ended September 27, 2005 were 85.60% and for each of the years ended December 28, 2004, December 31, 2003 and December 31, 2002 were 90.53%, 92.79% and
92.63%, respectively. Gross charge-offs are charge-offs before recoveries and do not include the amount of any reductions in Average Principal Receivables Outstanding due to fraud, returned goods, customer disputes or various other miscellaneous write-offs.

         Due to an increase in bankruptcy filings prior to the October 17, 2005 effective date of new U.S. bankruptcy laws, net losses for the October trust monthly reporting period increased to 8.17% and net losses for the November trust monthly reporting period are expected to remain elevated.

         The following table sets forth the delinquency experience for cardholder payments on the credit card accounts as of each of the dates shown. The delinquency experience set forth in the following table has not been adjusted to reflect the experience of the accounts included in the November lump addition. If the November lump addition accounts were reflected, the delinquency experience set forth in the table below would not be materially different.

         The Delinquent Amount includes both principal receivables and finance charge receivables. The percentages are the result of dividing the Delinquent Amount by the average of principal and finance charge receivables outstanding during the periods indicated. There can be no assurance that the delinquency experience for the receivables in the future will be similar to the historical experience set forth below.



                                    Delinquency Experience for the Accounts
                                            (Dollars in Thousands)


                               As of                     As of                     As of                     As of
                        September 24, 2005         December 25, 2004         December 31, 2003         December 31, 2002
                        ------------------         -----------------         -----------------         -----------------

Number of Days        Delinquent                Delinquent                Delinquent                Delinquent
Delinquent              Amount    Percentage      Amount    Percentage      Amount    Percentage      Amount    Percentage
----------              ------    ----------      ------    ----------      ------    ----------      ------    ----------
35-64 days .......      $870,617     1.12%       $896,856      1.15%     $1,146,055      1.49%      $1,080,847     1.66%
65-94 days .......       598,048     0.77         626,967      0.81         777,690      1.01          743,485     1.14
95 days or more ..     1,145,662     1.48       1,321,233      1.70       1,585,414      2.07        1,494,694     2.29
                       ---------     ----       ---------      ----       ---------      ----        ---------     ----
Total ............    $2,614,327     3.37%     $2,845,056      3.66%     $3,509,159      4.57%      $3,319,026     5.09%



Revenue Experience

         The revenues for the credit card accounts from finance charges, fees paid by cardholders and interchange for the nine months ended September 27, 2005 and for each of the years ended December 28, 2004, December 31, 2003 and December 31, 2002 are set forth in the following table. The revenue experience set forth in the following table has not been adjusted to reflect the experience of the accounts included in the November lump addition. If the November lump addition accounts were reflected, the revenue experience set forth in the table below would not be materially different.

         The revenue experience in this table is presented on a cash basis before deduction for charge-offs. Average Revenue Yield calculated for each period below is obtained by dividing Finance Charges and Fees Paid by Average Principal Receivables Outstanding multiplied by a fraction, the numerator of which is the total number of days in the applicable calendar year and the denominator of which is the total number of days in the trust monthly reporting periods for the applicable period (365/273 for the nine months ended September 27, 2005, and 366/368, 365/365 and 365/365 for the years ended December 28,
2004, December 31, 2003 and December 31, 2002, respectively).

         Revenues from finance charges, fees and interchange will be affected by numerous factors, including the periodic finance charge on the credit card receivables, the amount of any annual membership fee, other fees paid by cardholders, the percentage of cardholders who pay off their balances in full each month and do not incur periodic finance charges on purchases, the percentage of credit card accounts bearing finance charges at promotional rates and changes in the level of delinquencies on the receivables.

                       Revenue Experience for the Accounts
                             (Dollars in Thousands)

                        Nine Months Ended  Year Ended   Year Ended   Year Ended
                          September 27,   December 28, December 31, December 31,
                              2005           2004         2003         2002
                              ----           ----         ----         ----
Finance Charges
  and Fees Paid ......... $9,119,289     $11,866,155   $11,461,816   $9,739,411
Average Revenue Yield ...   15.96%          15.38%        15.14%        15.15%


         The revenues from periodic finance charges and fees -- other than annual fees -- depend in part upon the collective preference of cardholders to use their credit cards as revolving debt instruments for purchases and cash advances and to pay account balances over several months -- as opposed to convenience use, where cardholders pay off their entire balance each month, thereby avoiding periodic finance charges on their purchases -- and upon other card-related services for which the cardholder pays a fee. Revenues from periodic finance charges and fees also depend on the types of charges and fees assessed on the credit card accounts. Accordingly, revenues will be affected by future changes in the types of charges and fees assessed on the accounts and in the types of additional accounts added from time to time. These revenues could be adversely affected by future changes in fees and charges assessed on the accounts and other factors.

Cardholder Monthly Payment Rates

         The following table sets forth the highest and lowest cardholder monthly payment rates for the credit card accounts during any month in the periods shown and the average of the cardholder monthly payment rates for all months during the periods shown, in each case calculated as a percentage of the total beginning account balances for that month. The cardholder monthly payment rates set forth in the following table have not been adjusted to reflect the experience of the accounts included in the November lump addition. If the November lump addition accounts were reflected, the cardholder monthly payment rates set forth in the table below would not be materially different.

         Monthly payment rates on the credit card receivables may vary because, among other things, a cardholder may fail to make a required payment, may only make the minimum required payment or may pay the entire outstanding balance. Monthly payment rates on the receivables may also vary due to seasonal purchasing and payment habits of cardholders. Monthly payment rates include amounts that would be deemed payments of principal receivables and finance charge receivables with respect to the accounts. In addition, the amount of outstanding receivables and the rates of payments, delinquencies, charge-offs and new borrowings on the accounts depend on a variety of factors including seasonal variations, the availability of other sources of credit, general economic conditions, tax laws, consumer spending and borrowing patterns and the terms of the accounts, which may change.


                Cardholder Monthly Payment Rates for the Accounts


                        Nine Months Ended  Year Ended   Year Ended   Year Ended
                          September 27,   December 28, December 31, December 31,
                              2005           2004         2003         2002
                              ----           ----         ----         ----
Lowest Month .............   17.28%         16.86%       16.16%       16.29%
Highest Month ............   22.02%         19.41%       19.23%       20.35%
Average of the
  Months in the Period ...   19.81%         18.41%       17.76%       18.43%

Interchange

         Creditors participating in the MasterCard International and VISA associations receive interchange as partial compensation for taking credit risk, absorbing fraud losses and funding receivables for a limited period before initial billing. Under the MasterCard International and VISA systems, a portion of this interchange in connection with cardholder charges for merchandise and services is passed from banks which clear the transactions for merchants to credit card-issuing banks. Interchange ranges from approximately 1% to 2% of the transaction amount. Citibank (South Dakota) is required to transfer to the master trust interchange attributed to cardholder charges for merchandise and services in the accounts. In general, interchange is allocated to the master trust on the basis of the ratio that the amount of cardholder charges for merchandise and services in the accounts bears to the total amount of cardholder charges for merchandise and services in the portfolio of credit card accounts maintained by Citibank (South Dakota). MasterCard International and VISA may change the amount of interchange reimbursed to banks issuing their credit cards.

The Credit Card Receivables

         The receivables in the credit card accounts designated to the master trust as of September 24, 2005 included $1,092,971,381 of finance charge receivables and $77,646,911,917 of principal receivables -- which amounts include overdue finance charge receivables and overdue principal receivables.
As of September 24, 2005, there were 68,621,239 accounts. Included within the accounts are inactive accounts that have no balance. The accounts had an average principal receivable balance of $1,132 and an average credit limit of $7,988. The average principal receivable balance in the accounts as a percentage of the average credit limit with respect to the accounts was approximately 14%. Approximately 93% of the accounts were opened before September 2003. Of the accounts, approximately 12.75% related to cardholders with billing addresses in California, 9.06% in New York, 6.34% in Texas and 6.22% in Florida. Not more than 5% of the accounts related to cardholders having billing addresses in any other single state.

         The credit card accounts include receivables which, in accordance with the servicer's normal servicing policies, were charged-off as uncollectible. However, for purposes of calculation of the amount of principal receivables and finance charge receivables in the master trust for any date, the balance of the charged-off receivables is zero and the master trust owns only the right to receive recoveries on these receivables.

         The following tables summarize the credit card accounts designated to the master trust as of September 24, 2005 by various criteria. References to "Receivables Outstanding" in these tables include both finance charge receivables and principal receivables. Because the composition of the accounts will change in the future, these tables are not necessarily indicative of the future composition of the accounts.

         Credit balances presented in the following table are a result of cardholder payments and credit adjustments applied in excess of a credit card account's unpaid balance. Accounts which have a credit balance are included because receivables may be generated in these accounts in the future. Credit card accounts which have no balance are included because receivables may be generated in these accounts in the future.

                   Composition of Accounts by Account Balance

                                           Percentage                Percentage
                                            of Total                  of Total
                                Number of   Number of  Receivables   Receivables
        Account Balance         Accounts    Accounts   Outstanding   Outstanding
        ---------------         ---------   ---------  -----------   -----------

Credit Balance................     512,505    0.75%   $  (95,691,234)  -0.12%
No Balance ...................  47,225,314   68.82                 0    0.00
Less than or equal to $500.00.   5,405,627    7.88       979,134,013    1.24
$500.01 to $1,000.00..........   2,338,818    3.41     1,723,027,039    2.19
$1,000.01 to $2,000.00........   2,939,665    4.28     4,296,135,704    5.46
$2,000.01 to $3,000.00........   1,991,083    2.90     4,935,316,429    6.27
$3,000.01 to $4,000.00........   1,516,178    2.21     5,282,552,327    6.71
$4,000.01 to $5,000.00........   1,238,340    1.80     5,563,032,677    7.07
$5,000.01 to $6,000.00........     974,065    1.42     5,342,437,409    6.78
$6,000.01 to $7,000.00........     792,859    1.16     5,143,275,530    6.53
$7,000.01 to $8,000.00........     644,206    0.94     4,822,451,351    6.12
$8,000.01 to $9,000.00........     523,483    0.76     4,442,465,491    5.64
$9,000.01 to $10,000.00.......     434,624    0.63     4,123,787,774    5.24
$10,000.01 to $15,000.00......   1,222,583    1.78    14,837,666,443   18.84
$15,000.01 to $20,000.00......     527,327    0.77     9,062,812,776   11.51
Over $20,000.00...............     334,562    0.49     8,281,479,569   10.52
                                   -------    ----     -------------   -----
Total.........................  68,621,239  100.00%  $78,739,883,298  100.00%


                     Composition of Accounts by Credit Limit

                                          Percentage                 Percentage
                                           of Total                   of Total
                               Number of   Number of   Receivables   Receivables
         Credit Limit          Accounts    Accounts    Outstanding   Outstanding
         ------------          ---------   --------    -----------   -----------

Less than or equal to $500.00.  4,083,392    5.95%   $   49,555,547     0.06%
$500.01 to $1,000.00..........  2,919,519    4.25       236,034,297     0.30
$1,000.01 to $2,000.00........  5,632,423    8.21       914,861,966     1.16
$2,000.01 to $3,000.00........  4,902,402    7.14     1,508,117,223     1.92
$3,000.01 to $4,000.00........  4,140,412    6.03     1,824,076,597     2.32
$4,000.01 to $5,000.00........  6,267,586    9.13     2,708,602,634     3.44
$5,000.01 to $6,000.00........  5,003,102    7.29     2,700,371,086     3.43
$6,000.01 to $7,000.00........  4,673,853    6.81     3,079,312,658     3.91
$7,000.01 to $8,000.00........  4,624,262    6.74     3,276,298,918     4.16
$8,000.01 to $9,000.00........  3,705,708    5.40     3,136,015,888     3.98
$9,000.01 to $10,000.00.......  3,844,486    5.60     3,585,633,878     4.55
$10,000.01 to $15,000.00...... 10,074,838   14.70    15,418,355,888    19.58
Over $15,000.00...............  8,749,256   12.75    40,302,646,718    51.19
                                ---------   -----    --------------    -----
Total......................... 68,621,239  100.00%  $78,739,883,298   100.00%

     Accounts presented in the table below as "Current" include accounts on which the minimum payment has not been received before the next billing date following the issuance of the related bill.


                    Composition of Accounts by Payment Status

                                          Percentage                 Percentage
                                           of Total                   of Total
                               Number of   Number of    Receivables  Receivables
      Payment Status           Accounts    Accounts     Outstanding  Outstanding
      --------------           ---------   --------     -----------  -----------

Current.....................   67,538,348   98.43%   $73,408,883,607    93.22%
Up to 34 days delinquent....      603,844    0.88      2,716,672,997     3.45
35 to 64 days delinquent....      177,640    0.26        870,616,784     1.11
65 to 94 days delinquent....      108,012    0.16        598,048,260     0.76
95 to 124 days delinquent...       78,705    0.11        456,331,223     0.58
125 to 154 days delinquent..       63,516    0.09        378,080,397     0.48
155 to 184 days delinquent..       51,174    0.07        311,250,030     0.40
                                   ------    ----        -----------     ----
Total.......................   68,621,239  100.00%   $78,739,883,298   100.00%


                         Composition of Accounts by Age

                                           Percentage                Percentage
                                            of Total                  of Total
                                Number of   Number of   Receivables  Receivables
         Age                    Accounts    Accounts    Outstanding  Outstanding
         ---                    ---------   --------    -----------  -----------

Less than or equal to 6 months.  1,110,735    1.62%   $1,695,115,180    2.15%
Over 6 months to 12 months.....  1,762,773    2.57     2,597,017,906    3.30
Over 12 months to 24 months....  2,051,518    2.99     3,674,859,468    4.67
Over 24 months to 36 months....  3,318,176    4.84     4,524,458,348    5.75
Over 36 months to 48 months....  4,559,184    6.64     5,825,382,987    7.40
Over 48 months................. 55,818,853   81.34    60,423,049,409   76.73
                                ----------   -----    --------------   -----
Total.......................... 68,621,239  100.00%  $78,739,883,298  100.00%


Billing and Payments

         The credit card accounts have different billing and payment structures, including different periodic finance charges and fees. The following information reflects the current billing and payment characteristics of the accounts.

         Each month, billing statements are sent to cardholders who had activity during the immediately preceding billing period. To the extent a cardholder has a balance due, the cardholder must make a minimum payment equal to the sum of any amount which is past due plus any amount which is in excess of the credit limit and, for most accounts, the greatest of the following:

         o the new balance on the billing statement if it is less than $20, or $20, if the new balance is at least $20;

         o 1% of the new balance plus the amount of any billed finance charges and any billed late fee; and

         o  1.5% of the new balance.

         Consistent with changes in industry practice based on regulatory guidance, during calendar year 2005 Citibank (South Dakota) changed the minimum payment calculation for its credit card accounts. This change has resulted in an increase in the minimum monthly payment requirement for some accounts. This change to the minimum payment calculation is likely to result in an increase in delinquencies and charge-offs on the credit card accounts, however, the potential impact cannot be determined with reasonable certainty at this time.

         A periodic finance charge is imposed on the credit card accounts. The periodic finance charge imposed on balances for purchases and cash advances for a majority of the accounts is calculated by multiplying (1) the daily balances for each day during the billing cycle by (2) the applicable daily periodic finance charge rate, and summing the results for each day in the billing period. The daily balance is calculated by taking the previous day's balance, adding any new purchases or cash advances and fees, adding the daily finance charge on the previous day's balance, and subtracting any payments or credits. Cash advances are included in the daily balance from the date the advances are made. Purchases are included in the daily balance generally from the date of purchase. Periodic finance charges are not imposed in most circumstances on purchase amounts if all balances shown in the previous billing statement are paid in full by the due date indicated on the statement.

         The periodic finance charge imposed on balances in most credit card accounts for purchases is currently the Prime Rate, as published in The Wall Street Journal, plus a percentage ranging from 4.99% to 11.99%. As of the date of this Form 8-K, the periodic finance charge on balances in most accounts for purchases ranged from 11.99% to 18.99%. The periodic finance charge imposed on balances in most credit card accounts for cash advances is currently the greater of 19.99% or the sum of the Prime Rate and 14.99%. If a cardholder defaults under their credit card agreement, the periodic finance charge assessed on all balances in their account can be increased to the Prime Rate plus up to 23.99%. Promotional rates are offered from time to time to attract new cardholders and to promote balance transfers from other credit card issuers and the periodic finance charge on a limited number of accounts may be greater or less than those generally assessed on the accounts.

         The periodic finance charge on accounts may be changed at any time by providing prior written notice to cardholders. Any increase in the finance charge will become effective upon the earlier of subsequent use of a card and the expiration of a 25-day period from the date the change was made effective -- assuming failure on the part of the cardholder to object to the new rate.

         Most of the accounts are subject to additional fees, including:

         o a late fee if the cardholder does not make the required minimum payment by the payment date shown on the monthly billing statement. The late fee is $15 on balances up to $100, $29 on balances of $100 up to $1,000 and $39 on balances of $1,000 and over;

         o a cash advance fee which is generally equal to 3.0% of the amount of the cash advance, subject to a minimum fee of $5;

         o a balance transfer fee of 3.0% of the amount transferred to the account, subject to a minimum fee of $5 and a maximum fee of $75;

         o a fee on purchases made in a foreign currency which is generally equal to 3.0% of the amount of the purchase, after its conversion into U.S. dollars;

         o  a returned payment fee of $29;

         o  a returned check fee of $29;

         o  a stop payment fee of $29; and

         o a fee of $35 for each billing period with respect to each account with an outstanding balance over the credit limit established for that account.

There can be no assurance that periodic finance charges, fees and other charges will remain at current levels in the future.

         Payments by cardholders on the accounts are processed and applied first to all minimum amounts due. Payments in excess of the minimum amount due are applied to balances associated with low periodic rates before balances associated with higher periodic rates.

Recent Lump Additions and Removal

         Citibank (South Dakota), National Association transferred $653,572,427 of credit card receivables to Citibank Credit Card Master Trust I in a lump addition on July 30, 2005. The receivables consisted of $648,060,732 of principal receivables and $5,511,695 of finance charge receivables.

        Citibank (South Dakota), National Association transferred $3,293,915,858 of credit card receivables to Citibank Credit Card Master Trust I in a lump addition on August 27, 2005. The receivables consisted of $3,275,634,111 of principal receivables and $18,281,747 of finance charge receivables.

        Citibank (South Dakota), National Association transferred $1,168,427,112 of credit card receivables to Citibank Credit Card Master Trust I in a lump addition on November 26, 2005. The receivables consisted of $1,159,528,972 of principal receivables and $8,898,140 of finance charge receivables.

        Citibank (South Dakota), National Association and Citibank (Nevada), National Association removed 28,340,816 inactive, zero balance accounts from Citibank Credit Card Master Trust I in a lump removal on October 29, 2005. The removal of these accounts is not expected to materially impact the performance of the master trust's assets.

                                GLOSSARY OF TERMS

"accounts" means the portfolio of revolving credit card accounts established and supplemented in accordance with the pooling and servicing agreement.

"additional accounts" consist of newly originated eligible accounts to be included as accounts and accounts relating to any lump sum additions.

"Banks" means Citibank (South Dakota), National Association, a national banking association, and Citibank (Nevada), National Association, a national banking association.

"eligible accounts" An "eligible account" is defined to mean a revolving credit card account owned by Citibank (South Dakota), any additional seller or any other affiliate thereof which, as of the master trust cut-off date with respect to an initial account or as of the additional cut-off date with respect to an additional account: (a) is in existence and maintained by Citibank (South Dakota), the additional seller or the other affiliate; (b) is payable in United States dollars; (c) in the case of the initial accounts, has a cardholder who has provided, as his most recent billing address, an address located in the United States or its territories or possessions or a military address; (d) has a cardholder who has not been identified by Citibank (South Dakota), the additional seller or the other affiliate in its computer files as being involved in a voluntary or involuntary bankruptcy proceeding; (e) has not been identified as an account with respect to which the related card has been lost or stolen;
(f) has not been sold or pledged to any other party except for any sale to any seller, additional seller or other affiliate; (g) does not have receivables which have been sold or pledged to any other party other than any sale to any seller, additional seller or other affiliate; and (h) in the case of the initial accounts, is a VISA or MasterCard revolving credit card account.

"finance charge receivables" consist of all periodic finance charges, annual membership fees, cash advance fees and late charges on amounts charged for merchandise and services and some other fees designated by the Banks. In addition, some interchange attributed to cardholder charges for merchandise and services in the accounts will be treated as finance charge receivables.

"interchange" means interchange fees payable to Citibank (South Dakota) or any additional seller or other affiliate which has designated accounts to the master trust, in its capacity as credit card issuer, through VISA, MasterCard or any other similar entity or organization with respect to any other type of revolving credit card accounts included as accounts (except as otherwise provided in the initial assignment with respect to any such other type of accounts), in connection with cardholder charges for goods and services.

"lump sum addition" means the designation of additional eligible accounts to be included as accounts pursuant to Section 2.09(a) or (b) of the pooling and servicing agreement.

"master trust" means Citibank Credit Card Master Trust I.


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

"pooling and servicing agreement" means the Amended and Restated Pooling and Servicing Agreement dated as of October 5, 2001, among the Banks and Deutsche Bank Trust Company Americas (formerly Bankers Trust Company), as trustee, including all amendments thereto.

"principal receivables" consist of all amounts charged by cardholders for merchandise and services, amounts advanced to cardholders as cash advances and some fees billed to cardholders on the accounts.

"receivables" means all amounts shown on the servicer's records as amounts payable by the person or persons obligated to make payments with respect to the accounts.

"Receivables Outstanding" as defined on page 5.


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

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CITIBANK (SOUTH DAKOTA),
                                         NATIONAL ASSOCIATION,
                                         as Servicer
                                         (Registrant)


                                    By:  /s/ Douglas C. Morrison
                                         -----------------------
                                             Douglas C. Morrison
                                             Vice President


Dated:  November 30, 2005


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